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                                                                    Exhibit 10.2

                      AMENDED AND RESTATED LEASE AGREEMENT
                        (Marion Adjustment Center, Inc.)

         THIS LEASE AGREEMENT ("Lease") dated as of the 17th day of April, 1998, by and between CCA PRISON REALTY TRUST, a Maryland real estate investment trust ("CCA REIT"), and USCC, INC., a Kentucky corporation ("USCC") (collectively, the "Landlord") and CORRECTIONS CORPORATION OF AMERICA, a Tennessee corporation ("CCA") and MARION ADJUSTMENT CENTER, INC., a Kentucky corporation ("Subsidiary") (collectively, the "Tenant").

                                R E C I T A L S:

         WHEREAS, Landlord and Tenant are parties to a Master Agreement to Lease dated July 17, 1997, as amended by First Amendment to Master Agreement to Lease dated as of April 17, 1998 (the "Master Agreement") which sets forth certain agreements of the parties with respect to the lease of various properties including the property that is the subject of this Lease;

         WHEREAS, USCC, as Landlord, and Subsidiary, as Tenant, are parties to a Lease Agreement dated as of April 17, 1998 whereby USCC has leased certain property described therein to Subsidiary (the "Original Lease"); and

         WHEREAS, CCA REIT has become the ultimate parent of USCC and CCA is the parent of Subsidiary and the parties desire to amend and restate the Original Lease;

         NOW, THEREFORE, in consideration of the premises and of their respective agreements and undertakings herein, Landlord and Tenant agree that the Original Lease is hereby amended and restated as follows:

                                    ARTICLE I

                                PREMISES AND TERM

         1.1 Leased Property. Landlord hereby leases to Tenant and Tenant leases from Landlord the Land located in Saint Mary, Marion County, Kentucky, described in Exhibit A hereto, and all Improvements, Fixtures, and Personal Property thereon or thereto (each as defined in the Master Agreement, and, together with said Land, the "Leased Property");

         SUBJECT, HOWEVER, to the lien of the mortgage debt described in Exhibit B hereto, if any, and to all easements, liens, encumbrances, restrictions, agreements, and other title matters existing as of the date hereof and listed in Exhibit C hereto (collectively "Permitted Exceptions").

         1.2 Term. The initial term (the "Fixed Term") of the Lease shall be for a fixed term of ten (10) years commencing on May 1, 1998 (the "Commencement Date") and expiring on April 30, 2008 (the "Expiration Date"). The Term of this Lease may be renewed on the mutual agreement



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of Landlord and Tenant as follows: (i) provided that Tenant gives Landlord notice on or before the date which is six (6) months prior to the Expiration Date, upon the mutual agreement of Landlord and Tenant, the Lease shall be renewed for one (1) additional five (5) year term (the "Extended Term") on the same terms and provisions (other than with respect to renewal) as the Fixed Term, as set forth in the Lease; (ii) provided that Tenant gives Landlord notice on or before the date which is six (6) months prior to the expiration of the Extended Term, upon the mutual agreement of Landlord and Tenant, the Lease shall be renewed for one (1) additional five (5) year term (the "Second Extended Term") on the same terms and provisions (other than with respect to renewal) as the Fixed Term, as set forth in the Lease; and (iii) provided that Tenant gives Landlord notice on or before the date which is six (6) months prior to the expiration of the Second Extended Term, upon the mutual agreement of Landlord and Tenant, the Lease shall be renewed for one (1) additional five (5) year term (the "Third Extended Term") on the same terms and provisions (other than with respect to renewal) as the Fixed Term, as set forth in the Lease. Tenant's right to so extend the Term of the Lease is conditioned on Landlord's prior approval of the Extended Term, Second Extended Term, or Third Extended Term, as the case may be. The term "Term" used in this Agreement means the Fixed Term, Extended Term, Second Extended Term and Third Extended Term, as appropriate. The term "Lease Year" means each twelve (12) month period during the Term commencing on January 1 and ending on December 31, except the first Lease Year of each Lease shall be the period from the Commencement Date through the following December 31, and the last Lease Year shall end on the date of termination of the Lease if a day other than December 31. Landlord may terminate this Lease prior to the expiration of the Term hereof, at any time following the date which is five (5) years from the date hereof, upon written notice to Tenant not less than eighteen
(18) months prior to the effective date of such termination.

                                   ARTICLE II

                                      RENT

         2.1 Base Rent. Tenant shall pay Landlord Base Rent for the Term in advance in consecutive monthly installments payable on the first day of each month during the Term, the Extended Term, Second Extended Term and the Third Extended Term, commencing on the Commencement Date provided for in Section 1.03 of the Master Agreement, in accordance with the Base Rent Schedule attached hereto as Exhibit B.

         2.2 Additional Rent. The Base Rent shall be subject to such increases over the Term as determined pursuant to Section 2.02 of the Master Agreement.

         2.3 Other Additional Rent. Tenant shall also pay all Other Additional Rent with respect to the Leased Property, as set forth in the Master Agreement.





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                                   ARTICLE III

                           OTHER TERMS AND CONDITIONS

         3.1 Master Agreement Incorporated Herein. This Amended and Restated Lease Agreement constitutes a "Lease" pursuant to the Master Agreement and all provisions of the Master Agreement (except any provisions expressly therein not to be a part of an individual lease of leased property) are hereby incorporated in and are a part of this Lease of the Leased Property.

         3.2 Recordation. At the request of Landlord or Tenant, a short form memorandum of this Lease may be recorded in the real estate records of any county which Landlord or Tenant deems appropriate in order to provide legal notice of the existence hereof.

         IN WITNESS WHEREOF, the Landlord and the Tenant have executed this Lease or caused the same to be executed by their respective duly authorized officers as of the date first set forth above.

                                          CCA PRISON REALTY TRUST


                                          By:
                                              ---------------------------------

                                          Title:
                                                 ------------------------------

                                          USCC, INC.


                                          By:
                                              ---------------------------------

                                          Title:
                                                 ------------------------------

                                          MARION ADJUSTMENT CENTER, INC.


                                          By:
                                              ---------------------------------

                                          Title:
                                                 ------------------------------





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                                         CORRECTIONS CORPORATION OF AMERICA


                                         By:
                                             ----------------------------------

                                         Title:
                                                -------------------------------









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                                    EXHIBIT A

                     [Legal Description of Leased Property]









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                                    EXHIBIT B

                               Base Rent Schedule

(Property: Marion Adjustment Center, Inc.)

         Tenant will pay to Landlord annual Base Rent of $5,038,000.00 payable in equal monthly instalments beginning on the Commencement Date of $419,833.00.

         Base Rent for the Extended Term, Second Extended Term and Third Extended Term shall be equal to the fair market rental value of the Leased Property as of the respective commencement dates thereof.







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                                    EXHIBIT C

                                  Mortgage Debt

(Property: Marion Adjustment Center, Inc.)

         This property is subject to the following Mortgage Debt: (or subsequent Mortgage Debt)







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                                    EXHIBIT D

                              Permitted Exceptions

(Property: Marion Adjustment Center, Inc.)